UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): October 27, 2006

General Components, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-33483	88-0496645
(Commission File Number)	(IRS Employer Identification No.)

Suite 1503, Sino Plaza 255-257, Gloucester Road, Causeway Bay, Hong Kong	N/A
(Address of principal executive offices)	(zip code)

852-2975-9809
(Registrant's telephone number including area code)

Suite 2021, 20F, Two Pacific Place, 88 Queensway, Hong Kong	N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by General Components, Inc. (the “Company”) on November 2, 2006 (the “November Form 8-K”), regarding the completion of the share exchange transaction between the Company and the holders of the outstanding shares of Magical Insight Investments Limited and subsidiaries (“Magical”), which resulted in the Company acquiring the assets and operations of Magical. This amendment provides the historical financial statements required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), which financial statements and information were not included in the November Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Audited consolidated balance sheets of Magical as of December 31, 2004 and December 31, 2005, audited consolidated statements of income (loss) and comprehensive income (loss) of Magical for the years ended December 31, 2004 and 2005 and accompanying audited consolidated statements of cash flows and changes in shareholder’s equity for such years.

Unaudited condensed consolidated balance sheets of Magical as of September 30, 2006, unaudited condensed consolidated statements of income (loss) and comprehensive income (loss) of Magical for the three and nine months ended September 30, 2006 and September 30, 2005 and accompanying unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2006 and 2005 and changes in shareholder’s equity for the nine months ended September 30, 2006.

(b) Pro forma financial information.

Unaudited pro forma condensed consolidated financial statements of the Company as follows:
•	Balance Sheet as of September 30, 2006
•	Statement of Income and Comprehensive Income for the nine months ended September 30, 2006
•	Statement of Loss and Comprehensive Loss for the year ended December 31, 2005

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
General Components, Inc.

By:	/s/ Zhang Zhengyu
Name: Zhang Zhengyou
Title: Chief Executive Officer

Dated: January 17, 2007

3

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2005 AND 2004

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES

CONTENTS

PAGE 1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE 2	CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2005 AND 2004

PAGE 3	CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS) FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

PAGE 4	CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

PAGES 5-6	CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

PAGES 7-25	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 AND 2004

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Magical Insight Investments Limited and Subsidiaries:

We have audited the accompanying consolidated balance sheets of Magical Insight Investments Limited and Subsidiaries (the "Company"), as of December 31, 2005 and 2004 and the related consolidated statements of income (loss) and comprehensive income (loss), changes in shareholder’s equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Magical Insight Investments Limited and Subsidiaries as of December 31, 2005 and 2004, and the consolidated results of their operations and their cash flows for the years then ended, in conformity with accounting policies generally accepted in the United States of America.

/s/ WEINBERG & COMPANY, P.A.

WEINBERG & COMPANY, P.A.

Boca Raton, Florida
December 22, 2006

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

ASSETS
	December 31, 2005	December 31, 2004
CURRENT ASSETS
Cash and cash equivalents	$79,703	$20,149
Accounts receivable	7,184,953	8,898,861
Notes receivable	2,076,967	1,850,864
Inventories, net	3,788,975	1,882,340
Due from related parties	7,545,438	3,192,310
Other receivables, prepaid expenses, and other assets	5,700	3,745
Due from employees	59,334	100,626
Prepayments for goods	61,290	219,235
Deferred tax assets	470,538	312,416
Total current assets	21,272,898	16,480,546

Plant and equipment, net	12,907,324	12,968,153
Land use rights, net	2,386,752	2,376,427
Construction in progress	2,218,612	2,063,428
Software, net	4,535	3,162
Long term investment	4,000	4,000
Deferred tax assets	18,199	4,318

TOTAL ASSETS	$38,812,320	$33,900,034

LIABILITIES AND SHAREHOLDER’S EQUITY

CURRENT LIABILITIES
Accounts payable	$292,816	$285,518
Other payables and accrued liabilities	434,931	1,834,671
Short-term bank loans	4,708,662	3,624,721
Customer deposits	4,223,330	579,558
Due to related parties	10,837,527	8,100,987
Taxes payable	127,505	-
Due to employees	17,544	1,209
Note payable	65,674	-
Deferred taxes	62,796	20,183
Total current liabilities	20,770,805	14,446,847

LONG-TERM LIABILITIES
Long-term bank loans	5,885,851	7,551,501
Minority interests	1,277,372	1,292,676
Total long-term liabilities	7,163,223	8,844,177

TOTAL LIABILITIES	27,934,028	23,291,024

COMMITMENTS

SHAREHOLDER’S EQUITY
Ordinary share capital, par value $1.00 per share; authorized 50,000 ordinary shares, 1 share issued and outstanding at December 31, 2005 and 2004	1	1
Additional paid-in capital	10,551,422	10,137,057
Retained earnings (the restricted portion is $188,057 and $161,096 at December 31, 2005 and 2004, respectively)	41,119	500,380
Accumulated other comprehensive income (loss)	285,750	(28,428)

Total shareholder’s equity	10,878,292	10,609,010

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$38,812,320	$33,900,034

See accompanying notes to the consolidated financial statements.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

REVENUES, NET	$6,315,154	$33,946,783

COST OF GOODS SOLD	5,059,232	32,951,589

GROSS PROFIT	1,255,922	995,194

Selling and distribution	1,337,451	553,395

General and administrative	1,304,526	853,921

LOSS FROM OPERATIONS	(1,386,055)	(412,122)

OTHER INCOME (EXPENSES)

Interest expense, net	(629,605)	(40,741)

Government grants	1,558,273	860,975

Investment loss	(26,884)	(754)

Other income (loss), net	13,260	(3,965)

(LOSS) INCOME BEFORE INCOME TAXES AND MINORITY INTERESTS	(471,011)	403,393

INCOME TAX (EXPENSE) BENEFIT	(30,932)	144,054

(LOSS) INCOME BEFORE MINORITY INTERESTS	(501,943)	547,447

MINORITY INTERESTS SHARE OF LOSS (INCOME)	42,682	(59,762)

NET (LOSS) INCOME	(459,261)	487,685

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation gain (loss)	314,178	(29,965)

OTHER COMPREHENSIVE INCOME (LOSS) BEFORE INCOME TAXES	314,178	(29,965)

INCOME TAXES RELATED TO OTHER COMPREHENSIVE INCOME	(75,403)	-

OTHER COMPREHENSIVE INCOME (LOSS), NET OF INCOME TAXES	238,775	(29,965)

COMPREHENSIVE (LOSS) INCOME	$(220,486)	$457,720

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	1	1

NET (LOSS) INCOME PER SHARE, BASIC AND DILUTED	$(459,261)	$487,685

See accompanying notes to the consolidated financial statements.

MAGICAL INSIGHT INVESTMENTS LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	Common Stock		Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
	Shares	Par Value

BALANCE, JANUARY 1, 2004	1	$1	$-	$12,695	$1,537	$14,233

Forgiveness of amount due to shareholder	-	-	10,137,057	-	-	10,137,057

Net income	-	-	-	487,685	-	487,685

Foreign currency translation loss	-	-	-	-	(29,965)	(29,965)

BALANCE, DECEMBER 31, 2004	1	$1	$10,137,057	$500,380	$(28,428)	$10,609,010

Forgiveness of amount due to shareholder	-	-	414,365	-	-	414,365

Net loss	-	-	-	(459,261)	-	(459,261)

Foreign currency translation gain	-	-	-	-	314,178	314,178

BALANCE, DECEMBER 31, 2005	1	$1	$10,551,422	$41,119	$285,750	$10,878,292

See accompanying notes to the consolidated financial statements.

MAGICAL INSIGHT INVESTMENTS LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(459,261)	$487,685
Adjustments to reconcile net (loss) income to net cash provided by/ (used in) operating activities:
Depreciation and amortization	648,726	247,880
Investment loss	26,884	754
Deferred portion of government grants realized	(1,538,696)	(860,975)
Inventory provision	-	16,376
Deferred taxes	(120,272)	(144,054)
Minority interests’ share of net (loss) income	(42,682)	59,762

Changes in operating assets and liabilities, net of effects of acquisition:

(Increase) Decrease In:
Accounts receivable	1,713,908	(8,415,064)
Inventories	(1,906,635)	1,438,643
Other receivables, prepaid expenses, and other assets	(1,955)	843,100
Prepayments for goods	157,945	(22,063)
Due from employees	41,292	(100,626)

Increase (Decrease) In:
Accounts payable	7,299	(1,611,194)
Other payables and accrued liabilities	138,956	(580,520)
Due to employees	16,336	1,209
Taxes payable	127,505	-
Customer deposits	3,643,772	377,234
Net cash provided by (used in) operating activities	2,453,122	(8,261,853)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of plant and equipment	(556,359)	(1,486,971)
Purchases of construction in progress	(155,184)	(1,430,129)
Notes receivable	(226,103)	(1,850,864)
Purchase of a subsidiary, net of cash acquired	-	(6,814,329)
Net cash used in investing activities	(937,646)	(11,582,293)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term bank loan	2,230,428	3,624,721
Repayments of short-term bank loan	(2,385,594)	(1,208,210)
Proceeds from long-term bank loan	-	2,416,604
Repayments of long-term bank loan	(426,523)	-
Proceeds from note payable	65,674	-
Cash received (repayment) to/from related parties	(1,616,587)	4,898,249
Cash received from shareholder	414,365	10,124,449
Net cash (used in) provided by financing activities	(1,718,237)	19,855,813

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(202,761)	11,667

Effect of exchange rate changes on cash	262,315	(7,660)
Cash and cash equivalents at beginning of year	20,149	16,142

CASH AND CASH EQUIVALENTS AT END OF YEAR	$79,703	$20,149

SUPPLEMENTARY CASH FLOW INFORMATION:
Interest paid	$721,059	$523,844
Income taxes paid	$25,309	$-

See accompanying notes to the consolidated financial statements.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

SUPPLEMENTAL NON-CASH DISCLOSURES:

1.	During 2005 and 2004, $0 and $11,817,712 were transferred from construction in progress to plant and equipment, respectively.

2.	During 2005 and 2004, $414,365 and $10,137,057 of due to shareholder were forgiven and transferred to additional paid-in capital.

3.	During 2005, $1,239,127 of long term loan was transferred to short term loan.

4.
On January 1, 2004, the Company purchased 85.92% interest in Beihai Hi-Tech Wealth Technology Development Co., Ltd for $7,401,324. Therefore, Beihai Hi-Tech Wealth Technology Development Co., Ltd became an 85.92% owned subsidiary of the Company. The following represents the assets purchased and liabilities assumed at the acquisition date:

2004
Land use right, net	$2,425,536
Deferred taxes	184,977
Construction in progress	12,226,155
Plant and equipment, net	86,903
Cash and cash equivalents	586,995
Accounts receivable, net	483,798
Inventories, net	3,337,358
Other receivables and prepayments	846,845
Prepayments for goods	197,172
Total assets purchased	$20,375,739

Short term bank loans	1,208,211
Accounts payable	1,896,711
Deferred taxes	32,485
Other payable and accrued liabilities	3,276,168
Customer deposits	202,324
Due to related parties	10,428
Long-term bank loans	5,134,896
Total liabilities assumed	$11,761,223

Total net assets	$8,614,516

Share percentage	85.92%

Approximate net assets acquired	$7,401,324

Total consideration paid	$7,401,324

Purchase of subsidiary, net of cash acquired	$6,814,329

See accompanying notes to the consolidated financial statements.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

1.    ORGANIZATION AND PRINCIPAL ACTIVITIES

Magical Insight Investments Limited (“MIL” or the "Company") was incorporated under the laws of the British Virgin Islands on July 4, 1999.

The primary operations of the Company and its subsidiaries are the development, production and distribution of advanced mobile communication products within the People’s Republic of China (“PRC”).

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Principles of Consolidation

The consolidated financial statements include the accounts of Magical Insight Investments Limited and the following subsidiaries:

(i)	Beihai Hi-Tech Wealth Technology Development Co., Ltd (“HTW”) (90% subsidiary of the Company)

(ii)	Beihai Hi-Tech Wealth Electronic Products Co., Ltd (“HEP”) (90% subsidiary of HTW)

All significant inter-company accounts and transactions have been eliminated in consolidation.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)	Concentrations

The Company has four major customers in 2005 and 2004, respectively who accounted for the following percentage of total sales and total accounts receivable as follows:

	Sales		Accounts Receivable
Major Customers	2005	2004	2005	2004

Company A	33.71%	-	-	-
Company B	4.25%	1.21%	-	-
Company C	3.12%	-	-	-
Company D	3.08%	-	-	-
Company E	-	82.19%	83.27%	76.63%
Company F	-	7.33%	-	7.48%
Company G	-	2.91%	16.49%	12.98%
Company H	-	2.07%	0.24%	0.19%

Company A is a related party. Beijing Mobil XP Technology Co., Ltd is a company controlled by the director of the Company.

The sole market of the Company is the PRC for the years ended December 31, 2005 and 2004.

(c)	Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(d)	Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Management makes these estimates using the best information available at the time the estimates are made. Actual results could differ materially from those estimates.

(e)	Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, due to/from related parties, other receivables and prepaid expenses, due from/to employees, prepayments for goods, accounts payable, notes payables, short-term bank loans, other payables and accrued liabilities, debt, taxes payable and customer deposits. Management has estimated that the carrying amount approximates fair value due to their short-term nature.

(f)	Cash and Cash Equivalents

For financial reporting purpose, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company maintains no bank account in the United States of America.

(g)	Inventories

Inventories are stated at the lower of cost or net realizable value. Cost of raw materials is determined on the basis of weighted average. Finished goods are determined on the weighted average basis and comprise direct materials, direct labor and an appropriate proportion of overhead.

Net realizable value is based on estimated selling prices less any further costs expected to be incurred for completion and disposal.

At December 31, 2005 and 2004, the Company has reserves of $0 and $16,376, respectively, against inventories.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(h)	Trade Receivables

Trade receivables are recognized and carried at original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. At December 31, 2005 and 2004, the Company has an allowance for doubtful accounts of $45 and $0, respectively.

(i)	Prepayments for goods

Prepayments for goods represent cash paid in advance to suppliers for purchasing raw materials.

(j)	Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation and amortization. Depreciation is provided over their estimated useful lives, using the straight-line method. Leasehold improvements are amortized over the life of the asset or the term of the lease, whichever is shorter. Estimated useful lives are as follows:

Buildings	20 to 40 years
Machinery	5 to 10 years
Motor vehicles	5 to 10 years
Office equipment	5 years
Leasehold improvements	5 to 25 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(k)	Construction in Progress

Construction in progress represents costs of construction or the acquisition cost of buildings or machinery and design fees. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until the assets are completed and ready for their intended use.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(l)	Capitalized Interest

The Company capitalizes interest as a component of building construction costs, and this amounted to $187,787 and $78,105 for the years ended December 31, 2005 and 2004, respectively. Total interest incurred for the years ended December 31, 2005 and 2004 amounted to $731,290 and $524,037, respectively.

Also see Note 2(q).

(m)	Land Use Rights

According to the laws of China, the government owns all the land in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government. The land use right granted to the Company is being amortized using the straight-line method over the lease term of fifty years.

(n)	Software

Software are comprised of the purchased cost of production licenses for new medicines. Software are amortized over their beneficial periods of 10 years, using the straight-line method.

(o)	Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The Company also periodically evaluates the amortization periods of its depreciable assets to determine whether subsequent events and circumstances warrant revised estimates of the useful lives. There were no impairments in 2005 and 2004.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(p)	Revenue Recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. According to the contracts, goods delivered by the Company could be returned within 7 days, if there is any defect. The Company estimates a reserve for returns based on the amount of goods actually returned after the reporting period. A reserve of $34,152 and $0 was netted against revenue for the years ended December 31, 2005 and 2004, respectively.

Revenue is recognized when all of the following criteria are met:

-Persuasive evidence of an arrangement exists,
-Delivery has occurred or services have been rendered, when no subsequent return is noted,
-The seller’s price to the buyer is fixed or determinable, and
-Collectibility is reasonably assured.

(q)	Government Grants

Grants received from the PRC Government for assisting the Company’s technical research and development are recognized as other income when the proceeds are earned and received or collectible. The Company did not incur any research and development expenses for the years ended December 31, 2005 and 2004.

For the years ended December 31, 2005 and 2004, $1,558,273 and $860,975 was received from the PRC Government for assisting the Company’s technical research and development and was recognized as other income.

For the years ended December 31, 2005 and 2004, $0 and $483,296 was received as an interest allowance from the PRC Government and was netted against interest expense incurred. See Notes 9 and 10.

(r)	Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to operations as incurred. Retirement benefits amounting to $12,418 and $7,020 were charged to operations for the years ended December 31, 2005 and 2004, respectively.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(s)	Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The consolidated financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2005	2004
Year end RMB: US$ exchange rate	8.0702	8.2765
Average yearly RMB: US$ exchange rate	8.1734	8.2766

(t)	Income Taxes

The Company accounts for income tax using the asset and liability approach. Deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future utilization is uncertain.

(u)	Reserve Fund

In 2005 and 2004, the subsidiaries of the Company in China transferred 15% of their PRC profit after taxation to the surplus reserve fund. Subject to certain restrictions set out in the PRC Companies Law, the surplus reserve fund may be distributed to shareholders in the form of share bonus issues and/or cash dividends. The Company’s retained earnings in the amount of $188,057 and $161,096 are restricted as of December 31, 2005 and 2004, respectively for the surplus revenue fund.

(v)	Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income should be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s only current component of comprehensive income is the foreign currency translation adjustment.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(w)	Segments

The Company operates in one business segment, the development, production and distribution of mobile phone products.

(x)	Earnings (Loss) Per Share

Basic earnings (loss) per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive securities outstanding for the periods.

(y)	Recent Accounting Pronouncements

SFAS No. 157, Fair Value Measurements, issued in September 2006 establishes a formal framework for measuring fair value under GAAP. It defines and codifies the many definitions of fair value included among various other authoritative literature, clarifies and, in some instances, expands on the guidance for implementing fair value measurements, and increases the level of disclosure required for fair value measurements. Although SFAS No. 157 applies to and amends the provision of existing FASB and AICPA pronouncements, it does not, of itself, require any new fair value measurements, nor does it establish valuation standards. SFAS No. 157 applies to all other accounting pronouncements requiring or permitting fair value measurements, except for; SFAS No. 123 (R), share-based payment and related pronouncements, the practicability exceptions to fair value determinations allowed by various other authoritative pronouncements, and AICPA Statements of Position 97-2 and 98-9 that deal with software revenue recognition. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

The implementation of the above pronouncement is not expected to have a material effect on the Company’s consolidated financial statements or disclosures.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

3.    NOTES RECEIVABLE

Notes receivable at December 31, 2005 and 2004 consist of the following

	2005	2004
Notes receivable from unrelated companies:

Beihai Zhihua Trading Co. Ltd.	$-	$168,083
Rongcheng Machinery & Electronic Co. Ltd.	1,577,103	1,537,792
Beijing Fulai Chengsi Investment Co. Ltd.	123,913	-
Beijing Daheng Weye Trading Co. Ltd.	123,913	-
Beihai University Garden Management Co. Ltd.	227,255	144,989
HongKong Qibao Group Co. Ltd.	24,783	-
Total	$2,076,967	1,850,864

Notes receivable from unrelated companies are interest-free, unsecured and all current.

4.    INVENTORIES

Inventories at December 31, 2005 and 2004 consist of the following:

	2005	2004

Raw materials	$2,314,162	$362,104
Finished goods	1,474,813	1,536,612
	3,788,975	1,898,716

Less: inventory reserve	-	(16,376)

Inventories, net	$3,788,975	$1,882,340

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

5.    DUE TO/FROM RELATED PARTIES

(I) Due From Related Parties		2005	2004

Beijing Hi-Tech Wealth Electronic Product Co. Ltd.	(a)	$6,016,616	$1,729,328
Beihai Hi-Tech Wealth Electronic Product Selling Co. Ltd.	(b)	458,430	-
Beihai Hongshanhu Software Co., Ltd.	(c)	34,984	-
Beihai Hi-Tech Wealth Information Industry Co. Ltd.	(d)	10,898	-
Beijing Hi-Tech Wealth Software Co. Ltd.	(e)	1,024,510	1,251,133
Zhejiang Hi-Tech Wealth E-Business Co. Ltd.	(f)	-	211,849
Total due from related parties		$7,545,438	$3,192,310

(II) Due To Related Parties		2005	2004
.
Zhejiang Hi-Tech Wealth E-Business Co. Ltd.	(f)	$2,061	$-
Beijing Mobil XP Technology Co., Ltd.	(g)	9,099,405	6,751,522
Hi-Tech Wealth Holding Co. Ltd.	(h)	1,383,962	1,349,465
Hong Kong Hi-Tech Wealth Electronic Products Co., Ltd.	(i)	352,099	-
Total due to related parties		$10,837,527	$8,100,987

(III) Due From Employees		2005	2004

Current		$59,334	$100,626
Long-term		-	-
Total due from employees	(j)	$59,334	$100,626

(IV) Due To Employees		2005	2004

Current		$17,544	$1,209
Total due to employees	(j)	$17,544	$1,209

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

5.    DUE TO/FROM RELATED PARTIES (CONTINUED)

(a)
Beijing Hi-Tech Wealth Electronic Product Co. Ltd (“BJ HEP”) has a common director with the Company. During years ended December 31, 2005 and 2004, the Company’s 90% subsidiary Beihai Hi-Tech Wealth Technology Development Co., Ltd. (“HTW”) purchased goods from BJ HEP in the amount of $3,038,909 and $3,651,267, respectively. Additionally, during 2005, HTW has purchased fixed assets from BJ HEP in the amount of $123,913.

In 2005, BJ HEP paid advertising, transportation and subcontracting fees on behalf of HTW in the amount of $518,747, $741,048 and $107,666, respectively. In 2004, BJ HEP paid advertising and transportation costs on behalf of HTW in amount of $39,195, and $338,351, respectively.

The remaining balance is interest free, unsecured and has no fixed repayment term.

(b)	Beihai Hi-Tech Wealth Electronic Product Selling Co. Ltd. is a company controlled by a director of the Company. The remaining balance is interest free, unsecured and has no fixed repayment term.

(c)	Beihai Hongshanhu Software Co., Ltd. is a company controlled by a director of HTW. The remaining balance is interest-free, unsecured and has no fixed repayment terms.

(d)	Beihai Hi-Tech Wealth Information Industry Co. Ltd. has a common director with the Company. The remaining balance is interest free, unsecured and has no fixed repayment term.

(e)
Beijing Hi-Tech Wealth Software Co. Ltd. (“BJ HTS”) has a common director with the Company. In 2005, HTW acquired assets from BJ HTS in the amount of $261,428. The remaining balance is interest free, unsecured and has no fixed repayment term.

(f)	Zhejiang Hi-Tech Wealth E-Business Co. Ltd. has a common shareholder with the Company. The remaining balance is interest free, unsecured and has no fixed repayment term.

(g)
Beijing Mobil XP Technology Co., Ltd (“BMT”) is a company controlled by the director of the Company. In 2005, HTW sold goods to BMT in the amount of $2,128,784. In 2004, HTW has purchased parts and components from BMT in the amount of $22,632,165. The remaining balance is interest free, unsecured and has no fixed repayment term.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

5.    DUE TO/FROM RELATED PARTIES (CONTINUED)

(h)
Hi-Tech Wealth Holding Co. Ltd. (“HTWH”) is an investment of the Company. In 2004, HTW acquired machinery from HTWH in the amount of $1,349,465. The remaining balance is interest free, unsecured and has no fixed repayment term.

(i)
Hong Kong Hi-Tech Wealth Electronic Products Co., Ltd. (“HK HEP”) is a shareholder of the Company. The amount represents an advance from HK HEP for the period. The remaining balance is interest free, unsecured and has no fixed repayment term.

(j)	Due from/to employees are interest-free, unsecured and have no fixed repayment term.

6.     PLANT AND EQUIPMENT

Plant and equipment consist of the following as of December 31, 2005 and 2004:

	2005	2004
At cost:
Buildings	$10,724,214	$10,449,653
Machinery	2,624,632	2,499,433
Motor vehicles	82,783	80,720
Office equipment	163,499	141,593
Other equipment	128,398	1,516
	13,723,526	13,172,915
Less: Accumulated depreciation
Buildings	371,582	73,316
Machinery	356,767	96,955
Motor vehicles	38,643	21,536
Office equipment	44,297	12,709
Other equipment	4,913	246
	816,202	204,762
Plant and equipment, net	$12,907,324	$12,968,153

The net book value of buildings pledged for certain bank loans at December 31, 2005 and 2004 is $8,446,156 and $8,557,897, respectively. Also see Notes 9 and 10.

Depreciation expense for 2005 and 2004 is $598,550 and $198,576, respectively.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

7.     LAND USE RIGHTS

	2005	2004

Cost	$2,521,217	$2,458,373
Less: Accumulated amortization	134,465	81,946
Land use rights, net	$2,386,752	$2,376,427

Amortization expense for the years ended December 31, 2005 and 2004 is $49,788 and $49,167, respectively.

Amortization expense for the next five years and thereafter is as follows:

2006	$49,788
2007	49,788
2008	49,788
2009	49,788
2010	49,788
Thereafter	2,137,812
Total	$2,386,752

The net book value of the land use right pledged for certain bank loans at December 31, 2005 and 2004 is $2,386,752 and $2,376,427, respectively. Also see Notes 9 and 10.

8.    CONSTRUCTION IN PROGRESS

Construction in progress at December 31, 2005 and 2004 consists of the following:

	2005	2004
Buildings	$2,218,612	$2,063,428
Total	$2,218,612	$2,063,428

The value of the construction in progress pledged for certain bank loans at December 31, 2005 and 2004 is $2,218,612 and $2,063,428, respectively. Also see Notes 9 and 10.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

9.    SHORT-TERM DEBT

Short-term debt as of December 31, 2005 and 2004 consists of the following:
	2005	2004
Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb10,000,000, at an interest rate of 5.8590% per annum, secured by buildings, land use right and construction in progress of HTW. The loan was due on June 28, 2005 and fully repaid by HTW on December 22, 2006. Also see notes 6, 7 and 8.	$1,239,127	$1,208,240

Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb10,000,000, at an interest rate of 5.7645% per annum, secured by the building, land use right and construction in progress of HTW. The loan was due on December 31, 2004 and fully repaid by HTW on December 22, 2006. Also see notes 6, 7 and 8.	1,239,127	-

Agricultural Bank of China, Beihai Branch, outstanding principal of Rmb18,000,000, at an interest rate of 5.7645% per annum, secured by guarantee of an unrelated company. The loan was due on November 18, 2006. HTW is negotiating with the bank to extend the loan.	2,230,428	2,416,481

Total short-term bank loans	4,708,682	3,624,721

Note payable to unrelated companies:

Beihai Industry Garden Management Bureau	65,674	-

Total note payable	65,674	-
Total short-term debt	$4,774,356	$3,624,721

Subsequent settlements:
Beihai Industry Garden Management Bureau during January 2006	$35,315	$-
Beihai Industry Garden Management Bureau during March 2006	2,478	-
Beihai Industry Garden Management Bureau during July 2006	12,392	-
Beihai Industry Garden Management Bureau during November 2006	15,489	-
Agricultural Bank of China during November 2006	261,126	-
Industrial and Commercial Bank of China during June 2006	61,956	-
Industrial and Commercial Bank of China during July 2006	123,913	-
Industrial and Commercial Bank of China during August 2006	185,869	-
Industrial and Commercial Bank of China during September 2006	123,913	-
Industrial and Commercial Bank of China during October 2006	123,913	-
Industrial and Commercial Bank of China during November 2006	123,913	-
Industrial and Commercial Bank of China during December 2006	1,734,777	-
	$2,805,054	$-

Interest expense for 2005 and 2004 was $363,536 and $40,548, respectively.

For the year ended December 31, 2004, $77,634 of interest allowance received from the PRC Government was netted against interest expense incurred from short term loans. Also see Note 2(q).

Notes payable to unrelated companies are interest-free.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

10.    LONG-TERM BANK LOANS

As of December 31, 2005 and 2004, the long-term bank loans consists of the following:
	2005	2004
Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb27,500,000, at an interest rate of 5.8590% per annum, secured by building, land use right and construction in progress of HTW. The loan is due on July 31, 2007. Also see notes 6, 7 and 8.	$3,407,598	$3,322,661

Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb10,000,000, at an interest rate of 5.7645% per annum, secured by the building, land use right and construction in progress of HTW. The loan was due on December 31, 2004 and fully repaid by HTW on December 22, 2006. Also see notes 6, 7 and 8.	-	1,812,360

Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb20,000,000, at an interest rate of 5.8590% per annum, secured by the land use right of Beihei local government. The loan is due on July 31, 2007.	2,478,253	2,416,480

Total long-term bank loans	$5,885,851	$7,551,501

Interest expense for 2005 and 2004 was $357,523 and $0, respectively.

For the year ended December 31, 2004, $405,662 of interest allowance received from the PRC Government was netted against interest expense incurred from long term loans. Also see Note 2(q).

11.     INCOME TAXES

(a) Corporation Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the corporation income tax (“CIT”) rate is 33%. HTW is a subsidiary of the Company, and since HTW was registered in the Industry Zone of Beihai, the applicable rate of CIT is 24% as stipulated in PRC tax law. However, in accordance with the relevant taxation laws in the PRC, from the time that HTW has its first profitable tax year, a foreign investment company is exempt from corporate income tax for its first two years and is then entitled to a 50% tax reduction for the succeeding three years. For HTW, the first profitable year for income tax purposes as a foreign investment company was the year ended December 31, 2003 and therefore there is a 50% tax exemption from CIT for the years ended December 31, 2005 to 2007. Therefore, HTW’s actual corporate income tax rate is 12% for the year ended December 31, 2005.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

11.     INCOME TAXES (CONTINUED)

HEP is a subsidiary of HTW, and its applicable CIT rate is 33%. As this company is established in the Guangxi Province, it is entitled to a 100% exemption from CIT for 5 years through 2009 in accordance with the tax incentives offered by the Government of Guangxi Province.

Income tax (expense) benefit for the years ended December 31, 2005 and 2004 are summarized as follows:

	2005	2004
Current:
CIT	$(151,204)	$-

Deferred:
Deferred tax assets - long term	$13,597	$4,240
Deferred tax assets - current	148,240	127,511
Deferred tax assets	161,837	131,751

Deferred tax liabilities	$(41,565)	$12,303

Income tax (expense) benefit	$(30,932)	$144,054

The Company’s income tax (expense) benefit differs from the “expected” tax (expense) benefit for the years ended December 31, 2005 and 2004 (computed by applying the CIT rate of 24 percent to income before income taxes) as follows:

	2005	2004

Computed “expected” benefit (expense)	$113,043	$(96,814)
Timing differences	(291,416)	(264,362)
Tax exemptions	147,441	505,230

Income tax (expense) benefit	$(30,932)	$144,054

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

11.     INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets and liabilities as of December 31, 2005 and 2004 are as follows:
	2005	2004
Deferred tax assets:
Non-current portion:	$18,199	$4,318

Current portion:
Advertising expenses	135,738	12,611
Selling expenses	265,974	83,708
Processing expenses	24,584	-
Administrative expenses	41,456	21,466
Recognition of subsidy	-	190,701
Other	2,786	3,930
Subtotal	470,538	312,416

Total deferred tax assets	488,737	316,734

Deferred tax liabilities:
Current portion:
Sales cut-off	(18,694)	(1,438)
Capitalized interest	(43,629)	(18,745)
Interest income	(473)	-
Subtotal	(62,796)	(20,183)

Total deferred tax liabilities	(62,796)	(20,183)

Net deferred tax assets	$425,941	$296,551

(b) Value Added Tax (“VAT”)

In accordance with the relevant tax laws in the PRC, the VAT rate for export sales is 0% and domestic sales is 17%. VAT is levied at 17% on the invoiced value of sales and is payable by the purchaser. The Company is required to remit the VAT collected to the tax authority, but may deduct therefrom the VAT paid on eligible purchases.

The VAT payable (receivable) of $20,517 and $(34,500) at December 31, 2005 and 2004, respectively, are included in other payables and accrued expenses in the accompanying consolidated balance sheets.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

12.    COMMITMENTS

The Company occupies plant and office space leased from third parties. Accordingly, for the years ended December 31, 2005 and 2004 the Company recognized rental expense for these spaces of $661 and $0, respectively.

As of December 31, 2005, the Company has outstanding commitments with respect to non-cancelable operating leases for real estate, which fall due as follows:

Year Ending December 31	Amount
2006	$1,926

13.    SUBSEQUENT EVENTS

(a) Share Charge

On February 28, 2006, the shareholder of the Company pledged the ordinary share of the Company to a financial institution as a guarantee for non-competition. In October 2006, the pledged ordinary share of the Company was released by the financial institution as the Company entered into the Share Exchange Agreement with General Components, Inc., a Nevada corporation. The financial institute agreed that the guarantee for non-competition would be replaced by the common stock and warrants of General Components, Inc. held by Mr. Zhang Zhengyu, Ms. Li Ming and Mr. Ma Qing after the closing of the share exchange transaction. Also see Note 13(c) below.

(b) Formation of New Subsidiary

In May 2006, HTW formed a new subsidiary, Beijing Mobile Communication Technology Co., Ltd (“BMCT”), by contributing cash of $60,400 representing 50% of BMCT’s paid-in capital. The board of directors of HTW have significant influence and control over BMCT.

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

13.    SUBSEQUENT EVENTS (CONTINUED)

(c) Share Exchange and Acquisition of Company

On October 27, 2006, the Company consummated an exchange of shares (the “Share Exchange”) pursuant to a Share Exchange Agreement dated as of September 6, 2006 (the “Share Exchange Agreement”) with General Components, Inc. (“GCI”), which resulted in a change in control of the Company. In connection with the transaction, GCI issued an aggregate of 179,867,207 shares of its common stock and warrants to purchase an additional 280,132,793 shares of its common stock in exchange for the sole outstanding share of the Company. Immediately after the closing of the Share Exchange, the new issued common stock and warrants shall together constitute approximately 82.14% of the ownership of GCI.

On October 27, 2006, the Company acquired 100% equity interest of Euro Asia Arbitration Company Limited (“Euro Asia”), a Hong Kong corporation for HK$100,000, equivalent to $12,838. Prior to the acquisition, Euro Asia is a 100% holding company of Beijing Hi-Tech Wealth Software Co., Limited, which has a common director with the Company.

The following is the unaudited pro forma net loss and basic and diluted net loss per share of the Company for the years ended December 31, 2005 and 2004 assuming the share exchange and acquisition of company was completed on January 1, 2005 and 2004, respectively:

	2005	2004

Net loss	$(4,694,123)	$(1,582,069)

Net loss per share, basic and diluted	$(0.017)	$(0.006)

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES

CONTENTS

PAGE	1	CONDENSED CONSOLIDATED BALANCE SHEETS AS OF SEPTEMBER 30, 2006 (UNAUDITED) AND DECEMBER 31, 2005

PAGE	2	CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS) FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005 (UNAUDITED)

PAGES	3	CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER’S EQUITY FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

PAGES	4	CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005 (UNAUDITED)

PAGES	5-17	NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005 (UNAUDITED)

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS
	September 30, 2006	December 31, 2005
	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents	$244,507	$79,703
Accounts receivable	6,164,843	7,184,953
Notes receivable	380,788	2,076,967
Inventories	7,404,668	3,788,975
Prepayments for goods	3,332,752	61,290
Due from related parties	43,096	7,545,438
Other receivables, prepaid expenses, and other assets	5,816	5,700
Due from employees	96,561	59,334
Deferred tax assets	672,001	470,538
Total current assets	18,345,032	21,272,898

Plant and equipment, net	14,958,935	12,907,324
Land use rights, net	2,396,900	2,386,752
Construction in progress	-	2,218,612
Software, net	5,243	4,535
Long term investment	4,000	4,000
Deferred tax assets	37,877	18,199

TOTAL ASSETS	$35,747,987	$38,812,320

LIABILITIES AND SHAREHOLDER’S EQUITY

CURRENT LIABILITIES
Accounts payable	$26,897	$292,816
Other payables and accrued liabilities	1,106,328	434,931
Short-term bank loans	10,305,107	4,708,682
Due to related parties	3,348,780	10,837,527
Taxes payable	152,516	127,505
Customer deposits	553,466	4,223,330
Due to employees	-	17,544
Notes payable	1,065,283	65,674
Deferred taxes	1,507,391	62,796
Total current liabilities	18,065,768	20,770,805

LONG-TERM LIABILITIES
Long-term bank loans	-	5,885,851
Minority interests	1,875,990	1,277,372
Total long-term liabilities	1,875,990	7,163,223

TOTAL LIABILITIES	19,941,758	27,934,028

COMMITMENTS

SHAREHOLDER’S EQUITY
Ordinary share capital, par value $1.00 per share; authorized 50,000 ordinary shares, 1 share issued and outstanding at September 30, 2006 and December 31, 2005	1	1
Additional paid-in capital	10,551,422	10,551,422
Retained earnings (the restricted portion is $349,153 at September 30, 2006 and December 31, 2005)	4,656,253	41,119
Accumulated other comprehensive income	598,553	285,750

Total shareholder’s equity	15,806,229	10,878,292

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$35,747,987	$38,812,320

1

MAGICAL INSIGHT INVESTMENTS LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005

REVENUES, NET	$30,314,271	$993,209	$41,504,228	$3,553,642

COST OF GOODS SOLD	18,473,952	667,428	27,565,150	3,,014,828

GROSS PROFIT	11,840,319	325,781	13,939,078	538,814

Selling and distribution	5,158,146	333,476	6,068,960	940,371

General and administrative	521,537	307,389	1,193,962	859,422

INCOME (LOSS) FROM OPERATIONS	6,160,636	(315,084)	6,676,156	(1,260,979)

OTHER INCOME (EXPENSES)

Interest expense, net	(195,101)	(133,020)	(572,081)	(480,055)

Government grants	70,672	381,386	452,093	1,072,478

Investment loss	-	(26,650)	(31,985)	(26,650)

Other income (loss), net	33,781	(107)	7,518	12,502

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	6,069,988	(93,475)	6,531,701	(682,704)

INCOME TAX (EXPENSE) BENEFIT	(493,429)	41,590	(1,413,272)	171,345

INCOME (LOSS) FROM OPERATIONS BEFORE MINORITY INTERESTS	5,576,559	(51,885)	5,118,429	(511,359)

MINORITY INTERESTS SHARE OF INCOME (LOSS)	(543,156)	1,292	(503,295)	46,500

NET INCOME (LOSS)	5,033,403	(50,593)	4,615,134	(464,859)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	341,152	29,551	312,803	272,669

OTHER COMPREHENSIVE INCOME BEFORE INCOME TAXES	341,152	29,551	312,803	272,669

INCOME TAXES RELATED TO OTHER COMPREHENSIVE INCOME	(81,876)	(7,092)	(75,073)	(65,441)

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAXES	259,276	22,459	237,730	207,228

COMPREHENSIVE INCOME (LOSS)	$5,292,679	$(28,134)	$4,852,864	$(257,631)

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	1	1	1	1

NET INCOME (LOSS) PER SHARE, BASIC AND DILUTED	$5,033,403	$(50,593)	$4,615,134	$(464,859)

2

MAGICAL INSIGHT INVESTMENTS LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER’S EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
(UNAUDITED)

	Common Stock		Additional	Retained	Accumulated Other Comprehensive
	Shares	Par Value	Paid-in Capital	Earnings	Income	Total
BALANCE, JANUARY 1, 2006	1	$1	$10,551,422	$41,119	$285,750	$10,878,292

Net income	-	-	-	4,615,134	-	4,615,134

Foreign currency translation gain	-	-	-	-	312,803	312,803

BALANCE, SEPTEMBER 30, 2006	1	$1	$10,551,422	$4,656,253	$598,553	$15,806,229

3

MAGICAL INSIGHT INVESTMENTS LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$4,615,134	$(464,859)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	565,357	481,774
Investment loss	31,985	26,650
Government grants	-	(1,072,478)
Deferred taxes	1,219,691	(196,621)
Minority interests’ share of net income (loss)	503,295	(46,500)

Changes in operating assets and liabilities:

(Increase) Decrease In:
Accounts receivable	1,020,110	(4,609,331)
Inventories	(3,615,693)	(981,280)
Other receivables, prepaid expenses, and other assets	(117)	(3,409)
Prepayments for goods	(3,271,462)	144,376
Due from employee	(37,227)	(111,578)

Increase (Decrease) In:
Accounts payable	(265,919)	6,510
Other payables and accrued liabilities	671,397	163,938
Due to employees	(17,544)	2,310
Taxes payable	25,011	14,307
Customer deposits	(3,669,865)	532,930
Net cash used in operating activities	(2,225,847)	(6,113,261)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of plant and equipment	(49,848)	(46,426)
Purchases of construction in progress	-	(749)
Notes receivable	1,696,179	26,650
Net cash provided by (used in) investing activities	1,646,331	(20,525)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of short-term bank loans	(495,651)	(164,513)
Proceeds from long-term bank loans	-	24,716
Proceeds from notes payable	999,609	65,497
Cash received from related parties	10,036,713	6,295,303
Cash paid to related parties	(10,023,118)	-
Repayment to a shareholder	-	(9,893)
Net cash provided by financing activities	517,553	6,211,110

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(61,963)	77,324

Effect of exchange rate changes on cash	226,767	(82,171)
Cash and cash equivalents at beginning of period	79,703	20,149

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$244,507	$15,302

SUPPLEMENTARY CASH FLOW INFORMATION:
Interest paid	$569,582	$471,320
Income taxes paid	$171,601	$11,130

SUPPLEMENTAL NON-CASH DISCLOSURES:
1) For the nine months ended September 30, 2006, $2,292,774 was transferred from construction in progress to plant and equipment.

4

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

1.    ORGANIZATION AND PRINCIPAL ACTIVITIES

Magical Insight Investments Limited (“MIL” or the "Company") was incorporated under the laws of the British Virgin Islands on July 4, 1999.

The primary operations of the Company and its subsidiaries are the development, production and distribution of advanced mobile communication products within the People’s Republic of China (“PRC”).

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Principles of Consolidation

The consolidated financial statements include the accounts of Magical Insight Investments Limited and the following subsidiaries:

(i)	Beihai Hi-Tech Wealth Technology Development Co., Ltd (“HTW”) (90% subsidiary of the Company).

(ii)	Beihai Hi-Tech Wealth Electronic Products Co., Ltd (“HEP”) (90% subsidiary of HTW).

(iii)
Beijing Mobile Communication Technology Co., Ltd (“BMCT”) (50% subsidiary of HTW). The board of directors of HTW have significant influence and control over BMCT. In May 2006, HTW formed BMCT by contributing cash of $60,400 representing 50% of its paid-in capital.

All significant inter-company accounts and transactions have been eliminated in consolidation.

5

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)       Concentrations

The Company has four major customers who accounted for the following percentage of total sales in periods ended September 30, 2006 and 2005 and total accounts receivable at September 30, 2006 and December 31, 2005:

	Sales		Accounts Receivable
Major Customers	September 30, 2006	September 30, 2005	September 30, 2006	December 31, 2005

Company A	-	21.37%	-	-
Company B	-	5.31%	-	-
Company C	-	4.76%	-	-
Company D	-	-	82.62%	83.27%
Company E	-	-	15.51%	16.49%
Company F	22.65%	-	-	-
Company G	6.48%	-	-	-
Company H	4.63%	-	-	-
Company I	4.29%	4.90%	-	-

Company A is a related party. Beijing Mobil XP Technology Co., Ltd is a company controlled by the director of the Company.

The sole market of the Company is the PRC for the period ended September 30, 2006 and year ended December 31, 2005.

(c)   Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Management makes these estimates using the best information available at the time the estimates are made. Actual results could differ materially from those estimates.

6

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(d)       Government Grants

For the nine months ended September 30, 2006 and 2005, $452,093 and $1,072,478 was received from the PRC Government for assisting the Company’s technical research and development and was recognized as other income since there was no research and development cost incurred during those periods.

(e)       Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, due to/from related parties, other receivables and prepaid expenses, due from/to employees, prepayments for goods, accounts payable, notes payables, short term debts, other payables and accrued liabilities, debt, taxes payable and customer deposits. Management has estimated that the carrying amount approximates fair value due to their short-term nature.

(f)        Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The consolidated financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	September 30, 2006	December 31, 2005	September 30, 2005
Period end RMB: US$ exchange rate	7.9087	8.0702	8.0920
Average period RMB: US$ exchange rate	7.9895	8.1734	8.1843

(g)       Earnings (Loss) Per Share

Basic earnings (loss) per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive securities for the periods presented.

7

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(h)       Recent Accounting Pronouncements

SFAS No. 157, Fair Value Measurements, issued in September 2006 establishes a formal framework for measuring fair value under GAAP. It defines and codifies the many definitions of fair value included among various other authoritative literature, clarifies and, in some instances, expands on the guidance for implementing fair value measurements, and increases the level of disclosure required for fair value measurements. Although SFAS No. 157 applies to and amends the provision of existing FASB and AICPA pronouncements, it does not, of itself, require any new fair value measurements, nor does it establish valuation standards. SFAS No. 157 applies to all other accounting pronouncements requiring or permitting fair value measurements, except for; SFAS No. 123 (R), share-based payment and related pronouncements, the practicability exceptions to fair value determinations allowed by various other authoritative pronouncements, and AICPA Statements of Position 97-2 and 98-9 that deal with software revenue recognition. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

The implementation of the above pronouncement is not expected to have a material effect on the Company’s condensed consolidated financial statements or disclosures.

3.    NOTES RECEIVABLE

Notes receivable at September 30, 2006 and December 31, 2005 consist of the following:

	September 30, 2006	December 31, 2005
	(Unaudited)
Notes receivable from unrelated companies:
Rongcheng Machinery & Electronic Co. Ltd.	$28,770	$1,577,103
Beijing Fulai Chengsi Investment Co. Ltd.	-	123,913
Beijing Daheng Weye Trading Co. Ltd.	-	123,913
Beihai University Garden Management Co. Ltd.	320,407	227,255
HongKong Qibao Group Co. Ltd.	31,611	24,783
Total	$380,788	$2,076,967

Notes receivable from unrelated companies are interest-free, unsecured, and all current.

8

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

4.    INVENTORIES

Inventories at September 30, 2006 and December 31, 2005 consist of the following:

	September 30, 2006	December 31, 2005
	(Unaudited)
Raw materials	$7,172,751	$2,314,163
Finished goods	231,917	1,474,812
Total	$7,404,668	$3,788,975

5.    DUE TO/FROM RELATED PARTIES

(I) Due From Related Parties	September 30, 2006	December 31, 2005
	(Unaudited)
Beijing Hi-Tech Wealth Electronic Product Co. Ltd.	$-	$6,016,616
Beihai Hi-Tech Wealth Electronic Product Selling Co. Ltd.	-	458,430
Beihai Hongshanhu Software Co., Ltd.	35,509	34,984
Beihai Hi-Tech Wealth Information Industry Co. Ltd.	7,587	10,898
Beijing Hi-Tech Wealth Software Co. Limited	-	1,024,510
Total	$43,096	$7,545,438

(II) Due To Related Parties	September 30, 2006	December 31, 2005
.	(Unaudited)
Beijing Hi-Tech Wealth Electronic Product Co. Ltd.	$107,622	$-
Beihai Hi-Tech Wealth Electronic Product Selling Co. Ltd.	350,804	-
Beijing Hi-Tech Wealth Software Co. Limited	2,075,945	-
Zhejiang Hi-Tech Wealth E-Business Co. Ltd.	-	2,061
Beijing Mobil XP Technology Co., Ltd.	221,530	9,099,405
Hi-Tech Wealth Holding Co. Ltd	90,554	1,383,962
Hong Kong Hi-Tech Wealth Electronic Products Co., Ltd.	502,325	352,099
Total due to related parties	$3,348,780	$10,837,527

(III) Due From Employees	September 30, 2006	December 31, 2005
	(Unaudited)
Current	$96,561	$59,334
Total due from employees	$96,561	$59,334

9

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

5.    DUE TO/FROM RELATED PARTIES (CONTINUED)

(IV) Due To Employees	September 30, 2006	December 31, 2005
	(Unaudited)
Current	$-	$17,544
Total due to employees	$-	$17,544

6.     PLANT AND EQUIPMENT

Plant and equipment consist of the following as of September 30, 2006 and December 31, 2005:

	September 30, 2006	December 31, 2005
At cost:	(Unaudited)
Buildings	$13,214,601	$10,724,214
Machinery	2,678,228	2,624,632
Motor vehicles	90,252	82,783
Office equipment	184,473	163,499
Other equipment	149,979	128,398
	16,317,533	13,723,526
Less: Accumulated depreciation
Buildings	643,971	371,582
Machinery	565,398	356,767
Motor vehicles	52,489	38,643
Office equipment	70,927	44,297
Other equipment	25,813	4,913
	1,358,598	816,202
Plant and equipment, net	$14,958,935	$12,907,324

The net book value of buildings and machinery pledged for certain bank loans at September 30, 2006 and December 31, 2005 is $10,796,659 and $8,446,156, respectively. Also see Notes 8 and 9.

Depreciation expense for the nine months ended September 30, 2006 and 2005 is $527,157 and $444,483, respectively.

10

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

7.     LAND USE RIGHTS

	September 30, 2006	December 31, 2005
	(Unaudited)
Cost	$2,569,565	$2,521,217
Less: Accumulated amortization	172,665	134,465
Land use rights, net	$2,396,900	$2,386,752

Amortization expense for the nine months ended September 30, 2006 and 2005 is $38,200 and $37,291, respectively.

Amortization expense for the next five years and thereafter is as follows:

2006	$12,733
2007	50,933
2008	50,933
2009	50,933
2010	50,933
Thereafter	2,180,435
Total	$2,396,900

The net book value of the land use right pledged for certain bank loans at September 30, 2006 and December 31, 2005 is $2,396,900 and $2,386,752, respectively. Also see Notes 8 and 9.

11

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

8.    SHORT-TERM DEBT

Short-term debt as of September 30, 2006 and December 31, 2005 consists of the following:
	September 30, 2006	December 31, 2005
	(Unaudited)
Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb10,000,000, at an interest rate of 6.3720% (2005: 5.8590%) per annum, secured by buildings, land use right and construction in progress of HTW. The loan was due on June 28, 2005 and fully repaid by HTW on December 22, 2006. Also see notes 6 and 7.	$1,264,430	$1,239,127

Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb6,000,000, at an interest rate of 6.3000% (2005: 5.7645%) per annum, secured by buildings, land use right and construction in progress of HTW. The loan was due on December 31, 2004 and fully repaid by HTW on December 22, 2006. Also see notes 6 and 7.	758,658	1,239,127

Agricultural Bank of China, Beihai Branch, outstanding principal of Rmb18,000,000, at an interest rate of 6.9120% (2005: 5.7645%) per annum, secured by guarantee of an unrelated company. The loan was due on November 18, 2006. HTW is negotiating with the bank to extend the loan.	2,275,975	2,230,428

Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb27,500,000, at an interest rate of 6.1425% (2005: 5.8590%) per annum, secured by buildings, land use right and construction in progress of HTW. The loan is due on July 31, 2007. Also see notes 6 and 7.	$3,477,183	-

Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb20,000,000, at an interest rate of 6.1425% (2005: 5.8590%) per annum, secured by the land use right of HTW. The loan is due on July 31, 2007. Also see note 7.	2,528,861	-

Total short-term bank loans	10,305,107	4,708,682

Notes payable to unrelated companies:
Beihai Industry Garden Management Bureau	15,805	65,674
Beijing Yaxin Times Science &Technology Co.	37,933	-
Shanghai Yulin Trading Co.	1,011,545	-

Total notes payable	1,065,283	65,674
Total short-term debt	$11,370,390	$4,774,356

12

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

8.    SHORT-TERM DEBT (CONTINUED)

	September 30, 2006	December 31, 2005
Subsequent settlements:	(Unaudited)
Beihai Industry Garden Management Bureau during January 2006	$-	$35,315
Beihai Industry Garden Management Bureau during March 2006	-	2,478
Beihai Industry Garden Management Bureau during July 2006	-	12,392
Beihai Industry Garden Management Bureau during November 2006	15,805	15,489
Agricultural Bank of China during November 2006	266,458	261,126
Industrial and Commercial Bank of China during June 2006	-	61,956
Industrial and Commercial Bank of China during July 2006	-	123,913
Industrial and Commercial Bank of China during August 2006	-	185,869
Industrial and Commercial Bank of China during September 2006	-	123,913
Industrial and Commercial Bank of China during October 2006	126,443	123,913
Industrial and Commercial Bank of China during November 2006	126,443	123,913
Industrial and Commercial Bank of China during December 2006	1,770,202	1,734,777
	$2,305,352	$2,805,054

Interest expense for the nine months ended September 30, 2006 and 2005 was $501,025 and $174,802, respectively.

Notes payable to unrelated companies are interest-free.

9.    LONG-TERM BANK LOANS

As of September 30, 2006 and December 31, 2005, the long-term bank loans consist of the following:
	September 30, 2006	December 31, 2005
	(Unaudited)
Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb27,500,000, at an interest rate of 6.1425% (2005: 5.8590%) per annum, secured by buildings, land use right and construction in progress of HTW. The loan is due on July 31, 2007. Also see notes 6 and 7.	$-	$3,407,598

Industrial and Commercial Bank of China, Nanzhu Branch, outstanding principal of Rmb20,000,000, at an interest rate of 6.1425% (2005: 5.8590%) per annum, secured by the land use right of HTW. The loan is due on July 31, 2007. Also see note 7.	-	2,478,253

Total long-term bank loans	$-	$5,885,851

Interest expense for the nine months ended September 30, 2006 and 2005 was $273,562 and $371,496, respectively.

13

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

10.    INCOME TAXES

(a) Corporation Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the corporation income tax (“CIT”) rate is 33%. HTW is a subsidiary of the Company, and since HTW was registered in the Industry Zone of Beihai, the applicable rate of CIT is 24% as stipulated in PRC tax law. However, in accordance with the relevant taxation laws in the PRC, from the time that HTW has its first profitable tax year, a foreign investment company is exempt from corporate income tax for its first two years and is then entitled to a 50% tax reduction for the succeeding three years. For HTW, the first profitable year for income tax purposes as a foreign investment company was the year ended December 31, 2003 and therefore there is a 50% tax exemption from CIT for the years ended December 31, 2005 to 2007. Therefore, HTW’s actual corporate income tax rate is 12% for the nine months ended September 30, 2006.

HEP is a subsidiary of HTW, and its applicable CIT rate is 33%. As this company is established in the Guangxi Province, it is entitled to a 100% exemption from CIT for 5 years through 2009 in accordance with the tax incentives offered by the Government of Guangxi Province.

Income tax (expense) benefit for the nine months ended September 30, 2006 and 2005 are summarized as follows:

	September 30, 2006	September 30, 2005
	(Unaudited)	(Unaudited)
Current:
CIT	$(193,581)	$(25,276)

Deferred:
Deferred tax assets - long term	$19,111	$10,135
Deferred tax assets - current	189,914	233,978
Deferred tax assets	209,025	244,113

Deferred tax liabilities	$(1,428,716)	$(47,492)

Income tax (expense) benefit	$(1,413,272)	$171,345

14

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

10.  INCOME TAXES (CONTINUED)

The Company’s income tax (expense) benefit differs from the “expected” tax (expense) benefit for the nine months ended September 30, 2006 and 2005 (computed by applying the CIT rate of 24 percent to income before income taxes) as follows:

	September 30, 2006	September 30, 2005
	(Unaudited)	(Unaudited)
Computed “expected” expense	$(1,567,608)	$(655,935)
Timing difference	221	827,280
Tax exemptions	154,115	-

Income tax (expense) benefit	$(1,413,272)	$171,345

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets and liabilities as of September 30, 2006 and December 31, 2005 are as follows:

	September 30, 2006	December 31, 2005
	(Unaudited)
Deferred tax assets:
Non-current portion:	$37,877	$18,199

Current portion:
Advertising expenses	642,354	135,738
Selling expenses	-	265,973
Processing expenses	25,086	24,584
Administrative expenses	4,561	41,456
Others	-	2,787
Subtotal	672,001	470,538

Total deferred tax assets	709,878	488,737

Deferred tax liabilities:
Current portion:
Sales cut-off	(1,462,871)	(18,694)
Capitalized interest	(44,520)	(43,629)
Other	-	(473)
Subtotal	(1,507,391)	(62,796)

Total deferred tax liabilities	(1,507,391)	(62,796)

Net deferred tax assets (liabilities)	$(797,513)	$425,941

15

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

10.    INCOME TAXES (CONTINUED)

(b) Value Added Tax (“VAT”)

In accordance with the relevant tax laws in the PRC, the VAT rate for export sales is 0% and domestic sales is 17%. VAT is levied at 17% on the invoiced value of sales and is payable by the purchaser. The Company is required to remit the VAT collected to the tax authority, but may deduct therefrom the VAT paid on eligible purchases.

The VAT payable of $135,216 and $20,517 at September 30, 2006 and December 31, 2005, respectively, are included in other payables and accrued expenses in the accompanying condensed consolidated balance sheets.

11.    COMMITMENTS

The Company occupies plant and office space leased from third parties. Accordingly, for the period ended September 30, 2006 and 2005 the Company recognized rental expense for these spaces of $2,023 and $661, respectively.

12.    SUBSEQUENT EVENTS

(a)	Share Charge

On February 28, 2006, the shareholder of the Company pledged the ordinary share of the Company to a financial institution as a guarantee for non-competition. In October 2006, the pledged ordinary share of the Company was released by the financial institution as the Company entered into the Share Exchange Agreement with General Components, Inc., a Nevada corporation. The financial institution agreed that the guarantee for non-competition would be replaced by the common stock and warrants of General Components, Inc. held by Mr. Zhang Zhengyu, Ms. Li Ming and Mr. Ma Qing after the closing of the share exchange transaction. Also see Note 12(b) below.

16

MAGICAL INSIGHT INVESTMENTS LIMITED
AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED SEPTEMBER 30, 2006 AND 2005
(UNAUDITED)

12.    SUBSEQUENT EVENTS (CONTINUED)

(b)	Share Exchange and Acquisition of Company

On October 27, 2006, the Company consummated an exchange of shares (the “Share Exchange”) pursuant to a Share Exchange Agreement dated as of September 6, 2006 (the “Share Exchange Agreement”) with General Components, Inc. (“GCI”), which resulted in a change in control of the Company. In connection with the transaction, GCI issued an aggregate of 179,867,207 shares of its common stock and warrants to purchase an additional 280,132,793 shares of its common stock in exchange for the sole outstanding share of the Company. Immediately after the closing of the Share Exchange, the new issued common stock and warrants shall together constitute approximately 82.14% of the ownership of GCI.

On October 27, 2006, the Company acquired 100% equity interest of Euro Asia Arbitration Company Limited (“Euro Asia”), a Hong Kong corporation, HK$100,000, equivalent to $12,838. Prior to the acquisition, Euro Asia is a 100% holding company of Beijing Hi-Tech Wealth Software Co., Limited, which has a common director with the Company.

The following is the unaudited pro forma net income and basic and diluted net income per share of the Company for the nine months ended September 30, 2006 assuming the share exchange and acquisition of company was completed on January 1, 2006:

Nine Months Ended September 30, 2006

Net income	$4,694,806

Net income per share, basic and diluted	$0.02

17

GENERAL COMPONENTS, INC.
AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2006
AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
AND
THE YEAR ENDED DECEMBER 31, 2005

GENERAL COMPONENTS, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION

GENERAL COMPONENTS, INC.
AND SUBSIDIARIES

CONTENTS

PAGE	1	BASIS OF PRESENTATION

PAGE	2 - 3	UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2006

PAGE	4	UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

PAGES	5	UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS FOR THE YEAR ENDED DECEMBER 31, 2005

PAGES	6 - 9	NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

GENERAL COMPONENTS, INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION

Basis of Presentation

The unaudited pro forma condensed consolidated financial statements of General Components, Inc. (“GCI”) in the opinion of management include all material adjustments directly attributable to the share exchange contemplated by the Agreements. The unaudited pro forma condensed financial statements have been prepared based upon historical financial information of GCI and Magical Insight Investments Limited and its subsidiaries (“MIL”) giving effect to transactions and other related adjustments described in the footnotes. Certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted as permitted by SEC rules and regulations. These unedited pro forma condensed consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

1

GENERAL COMPONENTS, INC AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2006

ASSETS

	General Components, Inc.	Magical Insight Investments Limited		Share Exchange (Note 1)	Acquisition of a Software Company (Note 2)	Disposal of Business Operation (Note 3)	Pro Forma Consolidated

CURRENT ASSETS
Cash and cash equivalents	$149,997	$244,507	$		$29,884	$(149,997)	$274,391
Accounts receivable, net	40,512	6,164,843				(40,512	6,164,843
Notes receivable	-	380,788				-	380,788
Inventories, net	686,423	7,404,668				(686,423	7,404,668
Due from related parties	-	43,096				-	43,096
Other receivables, prepaid expenses, and other assets	33,592	5,816			2,852,132	(33,591	2,857,949
Due from employees	-	96,561				-	96,561
Prepayments for goods	-	3,332,752				-	3,332,752
Deferred tax assets	-	672,001				-	672,001
Total current assets	910,524	18,345,032		-	2,882,016	(910,523	21,227,049

Plant and equipment, net	85,452	14,958,935			38,192	(85,452	14,997,127
Land use rights, net	-	2,396,900				-	2,396,900
Software, net	-	5,243				-	5,243
Long term investment	-	4,000				-	4,000
Deferred tax assets	-	37,877				-	37,877

TOTAL ASSETS	$995,976	$35,747,987		$-	$2,920,208	$(995,975)	$38,668,196

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

2

GENERAL COMPONENTS, INC AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2006

LIABILITIES AND SHAREHOLDERS’ EQUITY

	General Components, Inc.	Magical Insight Investments Limited		Share Exchange (Note 1)		Acquisition of a Software Company (Note 2)	Disposal of Business Operation (Note 3)	Pro Forma Consolidated
CURRENT LIABILITIES
Accounts payable	$742,156	$26,897	$		$		$(742,156)	$26,897
Other payables and accrued liabilities	482,522	1,106,328				2,327,438	(482,522)	3,433,766
Short term debt	-	10,305,107					-	10,305,107
Convertible notes	165,000	-					-	165,000
Due to related parties	-	3,348,780				505,372	-	3,854,152
Taxes payable	-	152,516				76,965	-	229,481
Customer deposits	78,270	553,466					(78,270)	553,466
Due to employees	-	-					-	-
Notes payables	-	1,065,283					-	1,065,283
Deferred taxes	-	1,507,391					-	1,570,391
Total current liabilities	1,467,948	18,065,768		-		2,909,775	(1,302,948)	21,140,543

LONG-TERM LIABILITIES

Minority interests	-	1,875,990						1,875,990

TOTAL LIABILITIES	1,467,948	19,941,758		-		2,909,775	(1,302,948)	23,016,533

SHAREHOLDERS’ EQUITY
Ordinary share capital	100,030	1		179,966				279,997
Additional paid-in capital	7,732,834	10,551,422		(179,966)		12,879	(7,997,863)	10,119,305
Retained earnings (accumulated losses)	(8,304,555)	4,656,253				(19,946)	8,304,555	4,636,307
Accumulated other comprehensive income (loss)	(281)	598,553				17,500	281	616,053

Total Shareholders’ equity	(471,972)	15,806,229		-		10,433	306,973	15,651,663

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$995,976	$35,747,987		$-		$2,920,208	$(995,975)	$38,668,196

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

3

GENERAL COMPONENTS, INC AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2006

	General Components, Inc.	Magical Insight Investments Limited	Acquisition of a Software Company (Note 2)	Disposal of Business Operation (Note 3)	Pro Forma Consolidated

REVENUES, NET	$2,049,210	$41,504,228	$1,227,620	$(2,049,210)	$42,731,848

COST OF GOODS SOLD	1,508,448	27,565,150	343,362	(1,508,448)	(27,908,512)

GROSS PROFIT	540,762	13,939,078	884,258	(540,762)	14,823,336

Selling and distribution	975,182	6,068,960	-	(975,182)	6,068,960

General and administrative	-	1,193,962	480,435	-	1,674,397

INCOME (LOSS) FROM OPERATIONS	(434,420)	6,676,156	403,823	434,420	7,079,978

OTHER INCOME (EXPENSES)

Interest expense, net	(509)	(572,081)	351	509	(571,730)

Government grants	-	452,093	-	-	452,093

Investment loss	-	(31,985)	-	-	(31,985)

Other income, net	(1,229)	7,518	119,391	1,229	126,909

INCOME (LOSS) FROM OPERATIONS	(436,158)	6,531,701	523,565	436,158	7,055,266

INCOME TAXES	-	(1,413,272)	(7,735)	-	(1,421,007)

INCOME (LOSS) FROM OPERATIONS BEFORE MINORITY INTERESTS	(436,158)	5,118,429	515,830	436,158	5,634,259

MINORITY INTERESTS	-	(503,295)	-	-	(503,295)

NET INCOME (LOSS)	(436,158)	4,615,134	515,830	436,158	5,130,964

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation gain	(3,696)	312,803	-	3,696	312,803

OTHER COMPREHENSIVE INCOME BEFORE INCOME TAXES	(3,696)	312,803	-	3,696	312,803

INCOME TAXES RELATED TO OTHER COMPREHENSIVE INCOME	-	(75,073)	-	-	(75,073)

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAXES	(3,696)	237,730	-	3,696	237,730

COMPREHENSIVE INCOME (LOSS)	$(439,854)	$4,,852,864	$515,830	$439,854	$5,368,694

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	100,030,000	1			279,897,207

NET INCOME (LOSS) PER SHARE, BASIC AND DILUTED	$(0.004)	$4,615,134			$0.018

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

4

GENERAL COMPONENTS, INC AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
AND COMPREHENSIVE LOSS
FOR THE YEAR ENDED DECEMBER 31, 2005
	General Components, Inc.	Magical Insight Investments Limited	Acquisition of a Software Company (Note 2)	Disposal of Business Operation (Note 3)	Pro Forma Consolidated

REVENUES, NET	$1,461,886	$6,315,154	$276,360	$(1,461,886)	$6,591,514

COST OF GOODS SOLD	1,153,593	5,059,232	257,016	1,153,593	5,316,248

GROSS PROFIT	308,293	1,255,922	19,344	(308,293)	1,275,266

Selling and distribution	2,348,554	1,337,451	-	(2,348,554)	1,337,451

General and administrative	-	1,304,526	352,558	-	1,657,084

LOSS FROM OPERATIONS	(2,040,261)	(1,386,055)	(333,214)	2,040,261	(1,719,269)

OTHER INCOME (EXPENSES)

Interest expense, net	-	(629,605)	(321,253)	-	(950,858)

Government grants	-	1,558,273	-	-	1,558,273

Investment loss	(1,597,550)	(26,884)	(1,457)	1,597,550	(28,341)

Other income, net	60,020	13,260	(1,147)	(60,020)	12,113

LOSS FROM OPERATIONS	(3,577,791)	(471,011)	(657,071)	3,577,791	(1,128,082)

INCOME TAXES	-	(30,932)	-	-	(30,932)

LOSS FROM OPERATIONS BEFORE MINORITY INTERESTS	(3,577,791)	(501,943)	(657,071)	3,577,791	(1,159,014)

MINORITY INTERESTS	-	42,682	-	-	42,682

NET LOSS	(3,577,791)	(459,261)	(657,071)	3,577,791	(1,116,332)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	3,415	314,178	-	(3,415)	314,178

OTHER COMPREHENSIVE INCOME BEFORE INCOME TAXES	3,415	314,178	-	(3,415)	314,178

INCOME TAXES RELATED TO OTHER COMPREHENSIVE INCOME	-	(75,403)	-	-	(75,403)

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAXES	3,415	238,775	-	(3,415)	238,775

COMPREHENSIVE LOSS	$(3,574,376)	$(220,486)	$(657,071)	$3,574,376	$(877,557)

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	68,028,603	1			279,897,207

NET (LOSS) PER SHARE, BASIC AND DILUTED	$(0.053)	$(459,261)			$(0.004)

See accompanying notes to the unaudited proforma condensed consolidated financial statements.
5

GENERAL COMPONENTS, INC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

1.    Share Exchange

On October 27, 2006, MIL consummated an exchange of shares (the “Share Exchange”) pursuant to a Share Exchange Agreement dated as of September 6, 2006 (the “Share Exchange Agreement”) with General Components, Inc. (“GCI”), which resulted in a change in control of GCI. In connection with the transaction, GCI issued an aggregate of 179,867,207 shares of its common stock and warrants to purchase an additional 280,132,793 shares of its common stock in exchange for the sole outstanding share of MIL. Immediately after the closing of the Share Exchange, the new issued common stock and warrants constituted approximately 82.14% of the ownership of GCI.

This share exchange transaction resulted in those shareholders obtaining a majority voting interest in GCI. Generally accepted accounting principles require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition. Accordingly, the share exchange transaction has been accounted for as recapitalization of GCI.

The unaudited pro forma condensed consolidated statements of income (loss) combine the historical consolidated statements of income (loss) of GCI and MIL, giving effect to the share exchange and other related events as if it had occurred on January 1, 2005 and January 1, 2006. The unaudited pro forma condensed consolidated balance sheet combines the historical consolidated balance sheets of GCI and MIL, giving effect to the share exchange and other related events as if it had been consummated on September 30, 2006.

The consideration of the reverse acquisition was measured at the net fair value of GCI as the common stock of GCI does not appear to be more indicative of fair value. As a result, no goodwill was recognized from the share exchange.

6

GENERAL COMPONENTS, INC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

2.     BUSINESS COMBINATION

On October 27, 2006, MIL acquired 100% of the equity interest of Euro Asia Arbitration Company Limited (“Euro Asia”), a Hong Kong corporation, for HK$100,000, equivalent to $12,879. Prior to the acquisition, Euro Asia was a 100% holding company of Beijing Hi-Tech Wealth Software Co., Limited, which has a common director with MIL. The following represents the assets purchased and liabilities assumed at the date of acquisition:

September 30, 2006 (Unaudited)
Plant and equipment, net	$38,192
Cash and cash equivalents	29,884
Prepaid expenses and other current assets	2,852,132
Total assets purchased	$2,920,208

Tax payable	$(76,965)
Other payables	(2,327,439)
Amount due to related parties	(505,372)
Total liabilities assumed	$(2,909,776)

Total net assets	$10,432

Share percentage	100%

Net assets acquired	$10,432

Total consideration paid	$12,879

Purchase of subsidiary, net of cash acquired	$2,447

As there is a negative goodwill of $2,447 arising from the acquisition of Euro Asia, the Company has recognized as reduction of plant and equipment.

7

GENERAL COMPONENTS, INC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

3.  DISPOSAL OF BUSINESS AND SUBSIDIARY

(a)	Disposal of Business

On November 6, 2006, GCI disposed of the business operations of Voice over Internet Protocol for $500,000 and 81,000 share of common stock of a Delaware corporation, which was valued at $81,000. The following represents the assets and liabilities disposed of at the date of disposal:

September 30, 2006 (Unaudited)
Plant and equipment, net	$14,755
Total assets disposed	$14,755

Accounts payable	$(127,307)
Total liabilities disposed	$(127,307)

Total net liabilities disposed	$(112,552)

Total consideration received	$581,000

Gain on disposal	$693,552

8

GENERAL COMPONENTS, INC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

3.  DISPOSAL OF BUSINESS AND SUBSIDIARY (CONTINUED)

(b)	Disposal of Subsidiary

On December 22, 2006, GCI disposed of its 100% equity interest in General Components Inc. (“GCI Cayman”), a Cayman Islands corporation, and its subsidiaries, for $1. GCI Cayman is the 100% ultimate holding company of General Components, Inc., a New Jersey corporation, General Components Limited, a Hong Kong corporation, and General Components, Inc., a China corporation. The following represents the assets and liabilities disposed of at the date of disposal:

September 30, 2006 (Unaudited)
Plant and equipment, net	$70,697
Cash and cash equivalents	149,997
Accounts receivable	40,512
Inventories	686,423
Prepaid expenses and other current assets	33,591
Total assets disposed	$981,220

Accounts payable	$(614,849)
Advances from customers	(78,270)
Other payables	(414,614)
Accrued payroll and employees benefits	(67,908)

Total liabilities disposed	$(1,175,641)

Total net liabilities disposed	$(194,421)

Total consideration received	$1

Gain on disposal	$194,422

9